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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported):  February 10, 1997


                            LCC INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-21213                   54-1807038
----------------------             --------------            --------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)                Identification
                                                               Number)


Arlington Courthouse Plaza II
2300 Clarendon Blvd., Suite 800, Arlington, VA  22201            22201
-----------------------------------------------------         ---------
(Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (703) 351-6666





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ITEM 5.          OTHER EVENTS.

                 On February 10, 1997, LCC International, Inc. (the "Company") announced that its 1997 Annual Shareholders' Meeting will be held on Tuesday, May 20, 1997 and that proposals for business to be transacted at this meeting must be addressed to the Company's Secretary and received at the Company's principal offices no later than Thursday, February 20, 1997.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c) Exhibits

99. Press Release, dated February 10, 1997 regarding, among other things, the 1997 Annual Meeting of Shareholders of the Company.



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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 11, 1997                  LCC INTERNATIONAL, INC.



                                          By: /s/ RAJENDRA SINGH
                                             ----------------------------
                                              Rajendra Singh
                                              Chairperson of the Board of
                                              Directors



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                                 EXHIBIT INDEX

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
                                                                                  PAGE NUMBER IN
EXHIBIT NUMBER              EXHIBIT                                       SEQUENTIAL NUMBERING SYSTEM
-----------------------------------------------------------------------------------------------------
    99.              Press Release, dated February 10, 1997, regarding,
                     among other things, the 1997 Annual Meeting of
                     Shareholders of the Company.



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